Investor Presentation Fixed Income June 2026 Exhibit 99.1

2 Disclaimer & Forward-Looking Statements Disclaimer This presentation contains summarized consolidated information concerning Enterprise Financial Services Corp (the “Company,” “Enterprise” or "EFSC") and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business-related information, see the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2025 and the Company's other reports filed with the SEC from time to time. Such reports are or will be available in the Investor Relations section of the Company’s website (www.enterprisebank.com) and the SEC’s website (www.sec.gov). Forward-Looking Statements Some of the information in this presentation may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, stockholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the clients of these businesses and grow the acquired operations; our ability to collect insurance proceeds from claims made related to tax recapture events; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters (including the effect of a prolonged U.S. federal government shutdown), and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; our ability to attract and retain deposits and access to other sources of liquidity; consolidation in the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (such as wildfires and earthquakes); terrorist activities, war and geopolitical matters (including in Israel, Iran and Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s other filings with the SEC, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this presentation or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

3 Today’s Presenters Jim Lally 58, President & CEO, EFSC Enterprise Tenure: 22 years Keene Turner 46, SEVP, CFO & COO, EFSC Enterprise Tenure: 12 years Doug Bauche 56, SEVP, Chief Banking Officer, Enterprise Bank & Trust Enterprise Tenure: 26 years

EFSC Overview

EFSC At-a-Glance

A High-Performance Commercial Franchise

ENTERPRISE Financial Services Corp

$17.2B Total Assets	**$2.2B** Market Cap *As of 6/2/2026*	**1.16%** ROAA	**12.5%** ROATCE[1]
33.2% Noninterest-bearing Deposits	**81%** Loans / Deposits	**11.7%** CET1	**1.21%** Allowance Coverage (1.32% Adj. for Guaranteed Loans)[1]

Deposit and SBA loan production offices across the country


Las Vegas
Kansas City
St. Louis
Los Angeles
New Mexico
San Diego
Phoenix
Dallas*
Orlando

Differentiated Business Model

Regional

Commercial Lending
- C&I focus
- Business banking
- CRE lending
- Blend of stable and growth MSAs

Commercial Deposits
- Highly productive network of 54 branches with $195M[2] average deposits per branch
- Complete and easy-to-use cash management services

National

Lending Verticals
- SBA 7(a) lending
- Sponsor finance
- Tax credits
- Life insurance premium finance

Deposit Verticals
- Community associations
- Property management
- Third party escrow
- Trust services

Focused on privately owned businesses and business owners

Note: 1Q26 data; *Loan production office.
[1]A Non-GAAP Measure, Refer to Appendix for Reconciliation.
[2]Excluding national deposit verticals.

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6 Midwest-focused FDIC-assisted acquisitions Expanded deposit base Expanded footprint through five acquisitions Delivered performance improvements Tackled challenges, including COVID and bank liquidity crisis Aligned incentives Diversified across geographies and verticals Consistent growth Compounding tangible book value per common share 2012 and earlier ROAA: 0.78% (2012) 1.24% (2025) 2013 – 2025 2026 and beyond Top Quartile ROAA (Target) Since 2013, Continually Optimizing Performance

7 $ in Billions Disciplined Organic Growth Strategy Augmented by M&A Strategically enhanced geographic diversification and product lines through select M&A transactions Granular, low-cost deposit base in New Mexico and St. Louis (JC Bancshares and Trinity) National Deposit Vertical Platform and National SBA Lending Platform (Seacoast) Deepened C&I focus in California market (First Choice) Criteria For Potential Future M&A • Quality deposit portfolios • Differentiated specialty businesses • Selective, disciplined approach Enhanced funding profile providing attractive growth opportunities in existing markets (First Interstate) * *Acquisition of twelve branches in Arizona and Kansas completed in October 2025. Q1

8 Strategic Growth Pillars Well positioned in attractive markets Differentiated deposit verticals Focused loan growth strategies High-quality talent additions through focused efforts Best-in-class technology ✓ Strong presence across major markets, balancing stable Midwest anchors (St. Louis, Kansas City) with high-growth Southwest and Western MSAs (Phoenix, Dallas, Los Angeles) ✓ Scalable platform with meaningful opportunities for growth and market share gains ✓ Specialized funding across three verticals including community associations, property management and legal/escrow ✓ High-retention, low-cost deposits that complement traditional commercial and retail banking ✓ Four distinct lending verticals including SBA (top 25 national ranking), life insurance premium finance, sponsor finance and tax credit programs ✓ Lending verticals provide a competitive advantage, risk-adjusted pricing, and fee income opportunities ✓ Opportunistically added 42 high-performing producers since 2021 to increase density in core focus geographies ✓ Bolstered capabilities in Los Angeles (6 hires), San Diego (9 hires), Phoenix/Las Vegas (19 hires) and Mid-cities, TX/KS (8 hires) to increase market penetration in high- value market corridors ✓ End-to-end digital lifecycle that supports the full client journey from onboarding to growth ✓ Integrating artificial intelligence and fintech partnerships to optimize internal workflows and enhance the client experience Relationship-driven community banking DNA with scalable national lending and deposit gathering expertise, utilizing premier talent and technology to capture opportunity across a balanced footprint of stable and high-growth markets

9 Balance sheet growth driving earnings growth 10-Year TBV CAGR510-Year TTM4 EPS CAGR5 110-Year CAGR from 1Q16 – 1Q26; 29.7% excluding acquisitions; 312.5% excluding acquisitions and brokered CDs. 4TTM – Trailing Twelve Months; 51Q26 results for the KRX index available as of April 24, 2026. All figures are as reported by S&P. 10-Year CAGR1 Loans2: 15.2% Deposits3: 17.3% KRX Median KRX Top Quartile EFSC KRX Median KRX Top Quartile EFSC Consistently Growing and Creating Value EFSC Loans EFSC Deposits

10 Focused commercial bank, diversified across verticals and geographic markets Key Credit Highlights Well-managed balance sheet with high-quality investment portfolio and significant liquidity Strong capital foundation and consistent history of delivering results Consistent, high profitability with diversified revenue streams and robust capital generation Experienced management team with track record of consistent growth and optimization

Financial Overview

12 Financial Highlights - 1Q26* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. • Net Income $49.4 million, down $5.4 million; diluted EPS $1.30 • Net Interest Income $166.1 million, down $2.0 million; NIM 4.28% • ROAA 1.16%, compared to 1.27%; PPNR ROAA** 1.65%, compared to 1.74% • ROATCE** 12.53%, compared to 14.02% Earnings Capital • Tangible Common Equity/Tangible Assets** 9.01%, compared to 9.07% • Tangible Book Value Per Common Share** $41.38, compared to $41.37 • CET1 Ratio 11.7%, compared to 11.6% • Quarterly common stock dividend of $0.33 per share in first quarter 2026 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Returned $27.3 million to stockholders through common stock repurchases Loans & Deposits • Loans $11.7 billion, down $107.6 million ◦ Sold $25.4 million of SBA loans, gain of $1.4 million • Deposits $14.5 billion, down $84.9 million • Loan/Deposit Ratio 81%; Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.56% • Nonperforming Assets/Assets 0.87% • Allowance Coverage Ratio 1.21%; 1.32% adjusted for guaranteed loans** • Net Charge-Offs $4.4 million

131A Non-GAAP Measure, Refer to Appendix for Reconciliation. Pre-Provision Net Revenue1 $ in Millions Pre-Provision Net Revenue ROAA1 Our Focused Strategy Generates Consistency $259 $285 $255 $275 $285 2022 2023 2024 2025 1Q26 ann. 1.94% 2.06% 1.72% 1.70% 1.65% 2022 2023 2024 2025 1Q26

14 Note: 1Q26 data. Peers represent major exchange-traded banks with assets $10 billion - $20 billion; excludes FBP, LC, OFG, merger targets and banks with negative profitability or missing data. Peer data per S&P Capital IQ Pro. 1Non-GAAP measure, refer to appendix for reconciliation. 2Defined as ROATCE x (1 - dividend payout ratio). Profitability is Driving Strong Capital Generation… With a Flexible and Well-Structured Balance Sheet Positioned for Consistent Growth LTM PPNR ROAA1 LTM NIM LTM Equity Retention Rate2 Loans / Deposits EFSC Banks $10B - $20B 0.66% 1.68% 2.40% 2.85% 4.25% 4.79% 1% 10% 13% 102% 81% 63%

15 Net Interest Margin Remains Stable $150.0 $155.5 $161.3 $171.7 $169.5 4.15% 4.21% 4.23% 4.26% 4.28%4.33% 4.33% 4.30% 3.90% 3.64% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income - FTE Net Interest Margin Average Effective Fed Funds Rate 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income - FTE $ 150.0 $ 155.5 $ 161.3 $ 171.7 $ 169.5 Purchase Accounting Amortization/(Accretion) 0.2 0.4 0.6 (0.2) (0.5) Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 150.2 $ 155.9 $ 161.9 $ 171.5 $ 169.0 Net Interest Margin 4.15% 4.21% 4.23% 4.26% 4.28 % Purchase Accounting Amortization/(Accretion) 0.01% 0.01% 0.02% 0.00% (0.01)% Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) 4.16% 4.22% 4.25% 4.26% 4.27%

16 Margin Stability Supported by Funding Base Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets Margin Bridge

17 Fee Income Supports Profitability $ In Millions Noninterest Income Other Noninterest Income Detail *Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

18 Expenses Remain Well-Controlled Noninterest Expense $ In Millions *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Other Noninterest Expense Detail

19 Interest-Bearing Demand Accounts 23% DDA 33% CD 12% MMA & Savings 32% $14.5B Total Deposits Note: 1Q26 data. by Type by Region Diversified Deposit Base 1.52% Q1 Cost of Total Deposits 33.2% Noninterest-Bearing Deposits Community Associations $1.6B in deposit accounts. Specifically designed to serve the needs of community associations Property Management $1.6B in deposits. Specializing in the compliance of Property Management Trust Accounts Legal Industry and Escrow Services $802M in deposits. Product lines providing services to independent escrow and non-depository trust companies Midwest 46% West 8% Southwest 18% Deposit Verticals 28% 40% 40% 20%

20 CRE-IO 25% CRE-OO 21% C&I 44% Construction 6% Residential 3% Other 1% by Product Type by Region1 Note: 1Q26 data. 1Excludes "Consumer" loans. Balanced Loan Portfolio $11.7B Total Loans 63% Adjustable-Rate Loans 6.38% Q1 Yield on Loans $603M NDFI Exposure SBA Loans • $1.2B in loans outstanding in SBA 7(a) loans, including $935M guaranteed • We remain a top 25 SBA 7(a) lender nationally • 1 of 8 lenders in a lower risk profile designated by the SBA - 73 lenders in peer group (portfolio size >=$350MM) Life Insurance Premium Finance • $1.2B in loans outstanding related to high-net-worth estate planning Sponsor Finance • $662M in M&A related loans outstanding, partnering with SBIC and PE firms Tax Credit Programs • $702M in loans outstanding related to Federal, Historic, and Affordable Housing tax credits • $433M in Federal & State New Market Tax Credits awarded to date Midwest 29% West 16% Specialty 35% Southwest 20% Tax Credit Programs 19%Sponsor Finance 17% Life Insurance 32% SBA Loans 32%

21 Credit Trends 1Q25 4Q25 1Q26 NPLs/Loans 0.97% 0.70% 0.56 % NPAs/Assets 0.72% 0.95% 0.87 % ACL/NPLs 130.1% 169.1% 218.8 % ACL/Loans** 1.38% 1.29% 1.32 % Annualized Net Charge-offs (Recoveries) to Average Loans $ In Millions bps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation.

Effective Risk Management as a Key Enabler

ENTERPRISE Financial Services Corp

Approach

- Strong credit process
- Effective controls
- High quality assets
- Well positioned for different rate environments

Managing risk

- Diversification across asset classes, geography, and industry
- Reducing agriculture exposure over time
- Well managed CRE concentration

Key Performance Metrics (1Q26)

- Nonperforming Loans/Loans: 0.56%
- Nonperforming Assets/Assets:[1] 0.87%
- Allowance Coverage Ratio: 1.21%; 1.32% adjusted for guaranteed loans[2]
- Net Charge-offs: $4.4 million QTD

Near-Term Credit Resolution Path:

Asset	Exposure	Q1 Status	Resolution Path
SoCal CRE – 7 Properties Under Common Ownership	~$73M	All 7 properties in Other Real Estate Owned	4 properties under contract (~$46M); negotiating PSAs for other properties; expected proceeds at carrying value

(~0.42% of total assets)

[1]Includes $73.3 million in other real estate owned related to the previously disclosed Southern California relationship.
[2]A Non-GAAP Measure, Refer to Appendix for Reconciliation.

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23 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors $ In Millions 1Q26 Loans ACL ACL as a % of Loans Commercial and industrial $ 5,169 $ 73 1.41 % Commercial real estate 5,454 49 0.90 % Construction real estate 668 11 1.65 % Residential real estate 346 7 2.02 % Consumer 56 2 3.57 % Total $ 11,693 $ 142 1.21 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $26.5 million, $2.4 million, and $5.5 million, respectively. Total ACL as a percentage of loans excluding $935.4 million of government guaranteed loans was 1.32%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

24 High Quality Investment Portfolio Investment Portfolio Breakout AFS & HTM Securities TOTAL $3.8 billion • Effective duration of 5.0 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $703.9 million • 4.13% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview $ In Millions Investment Purchase Yield $ In Millions

25 Diverse Sources of Liquidity EFSC Borrowing Capacity$ In Billions End of Period and Average Loans to Deposits • $1.5 billion available FHLB capacity • $3.1 billion available FRB capacity • $135.0 million in eight federal funds lines • $2.2 billion in unpledged investment securities • $634.5 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 22% • FHLB maximum credit capacity is 45% of assets Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending March 31 of each year.

26 Strong Capital Ratios 3Q25 4Q25 1Q26 Tangible Common Equity / Tangible Assets1 9.6% 9.1% 9.0% Tier 1 Leverage 11.1% 10.5% 10.4% Tier 1 Common Equity 12.0% 11.6% 11.7% Tier 1 Risk-Based Capital 13.3% 12.8% 12.9% Total Risk-Based Capital 14.4% 13.9% 13.9% Bank CRE Concentration Ratio2 229% 234% 220% Bank C&D Concentration Ratio3 47% 39% 37% Note: 1Q26 data. 1A Non-GAAP Measure, Refer to Appendix for Reconciliation. 2CRE as defined in the regulatory agencies guidance on CRE and is sourced from the bank call report. Includes C&D, multifamily and non-owner occupied CRE loans. 3Includes 1-4 family construction and other construction, development and land loans. Closed branch acquisition 10/10/25

Appendix

Double Leverage & Interest Coverage

ENTERPRISE Financial Services Corp

(dollars in thousands)	For the Twelve Months Ended				Standalone EFSC 3Mos Ended	
	12/31/22	12/31/23	12/31/24	12/31/25	3/31/26	
Double Leverage						
Total Investment In Subsidiaries	$1,573,033	$1,762,426	$1,836,167	$2,023,537	$2,026,810	
Consolidated Equity	1,522,263	1,716,068	1,824,002	2,039,386	2,022,204	
Double Leverage Ratio	103%	103%	101%	99%	100%	
Interest Coverage						
Earnings:						
Income From Continuing Operations Before Taxes	$259,460	$246,526	$231,244	$283,717	$62,855	
(+) Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	1,855	8,823	7,850	11,031	2,673	
(+) Long-term Borrowings Interest (inc. TruPS & Sub Debt)	9,166	9,781	10,497	9,543	1,522	
Earnings (Before Corporate Debt Interest)	$270,481	$265,130	$249,591	$304,291	$67,050	A
(+) Interest on Deposits	30,158	183,723	264,608	241,098	54,749	
Earnings (Before Corporate Debt Int. & Deposit Int.)	300,639	448,853	514,199	545,389	121,799	B
Interest Expense + Preferred Dividends:						
Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	1,855	8,823	7,850	11,031	2,673	
Long-term Borrowings Interest (inc. TruPS & Sub Debt)	9,166	9,781	10,497	9,543	1,522	
Preferred Dividends[1]	5,388	5,000	5,000	5,000	1,251	
Interest Expense, Excluding Interest on Deposits	16,409	23,604	23,347	25,574	5,446	C
Interest on Deposits	30,158	183,723	264,608	241,098	54,749	
Interest Expense, Including Interest on Deposits	46,567	207,327	287,955	266,672	60,195	D
Interest Coverage (Excluding Deposit Interest Expense) - A / C	**16.5x**	**11.2x**	**10.7x**	**11.9x**	**12.3x**	
Interest Coverage (Including Deposit Interest Expense) - B / D	**6.5x**	**2.2x**	**1.8x**	**2.0x**	**2.0x**	

[1]Preferred dividend is presented on a grossed-up basis using an illustrative 25% effective tax rate.

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29 Kroll Ratings as of October 15th, 2025 Entity Type Rating Outlook Enterprise Financial Services Corp Senior Unsecured Debt BBB+ Stable Subordinated Debt BBB Stable Preferred Stock BBB- Stable Short-Term Debt K2 N/A Enterprise Bank & Trust Deposit A- Stable Senior Unsecured Debt A- Stable Subordinated Debt BBB+ Stable Short-Term Deposit K2 N/A Short-Term Debt K2 N/A Source: Kroll Bond Rating Agency. 1Kroll Ratings Scale: https://www.kbra.com/understanding-ratings/rating-scales/long-term-credit-rating. 1

30 Significant opportunities for growth and share gain in our markets Region Total Deposits ($B) Total Loans ($B) Market Profile Metro Midwest $6.6 $3.4 Stable St. Louis Kansas City Southwest $2.6 $2.3 Stable Albuquerque2 Growth Phoenix3 Dallas Las Vegas West $1.3 $1.9 Growth Los Angeles San Diego Deposit Verticals / Specialty Lending $4.0 $4.1 Total $14.5 $11.7 Note: 1Q26 data. 1Specialty Lending includes "Consumer" Loans. 2The Combined Statistical Area includes Albuquerque-Santa Fe-Los Alamos. 3The Combined Statistical Area includes Phoenix-Mesa and Tucson-Nogales. 1 Well-Positioned in Attractive Markets

31 Deposit Details $ In Millions 1Q26 4Q25* 1Q25 Qtr Change LTM Change Noninterest-bearing demand accounts $ 4,828 $ 4,874 $ 4,285 $ (46) $ 543 Interest-bearing demand accounts 3,396 3,537 3,194 (141) 202 Money market accounts 4,059 3,991 3,632 68 427 Savings accounts 551 538 535 13 16 Certificates of deposit: Brokered 725 722 542 3 183 Customer 965 947 846 18 119 Total Deposits $ 14,524 $ 14,609 $ 13,034 $ (85) $ 1,490 Deposit Verticals (included in total deposits)** $ 4,002 $ 3,815 $ 3,522 $ 187 $ 480 * Branch acquisition completed in October 2025. ** Total deposits excluding Deposit Verticals and brokered CDs decreased $275 million from 4Q25 and increased $827 million from 1Q25.

32 Loan Details 1Q26 4Q25** 1Q25 Qtr Change LTM Change C&I $ 2,655 $ 2,606 $ 2,199 $ 49 $ 456 CRE Investor Owned 2,763 2,786 2,487 (23) 276 CRE Owner Occupied 1,453 1,405 1,292 48 161 SBA loans* 1,231 1,262 1,283 (31) (52) Sponsor Finance* 662 695 784 (33) (122) Life Insurance Premium Financing* 1,208 1,187 1,149 21 59 Tax Credits* 702 803 678 (101) 24 Residential Real Estate 341 362 358 (21) (17) Construction and Land Development 622 634 801 (12) (179) Consumer*** 56 60 268 (4) (212) Total Loans $ 11,693 $ 11,800 $ 11,299 $ (107) $ 394 *Specialty loan category. **Branch acquisition completed in October 2025. ***Certain loans were reclassified from Consumer and into other categories in the fourth quarter of 2025. Prior period amounts were not adjusted. $ In Millions

33 • Broadly diversified portfolio including $662M in loans to 100+ companies • Senior debt leverage of 1.6x; total leverage of 3.8x on average for the portfolio • Allowance coverage ratio of 4.00% Additional Loan Insights Diversified & Granular Commercial Loan Portfolio % Balance of Total NAICS Sector ($M) Loans Finance and Insurance $2,434.4 20.8% Manufacturing $797.4 6.8% Health Care and Social Assistance $589.8 5.0% Wholesale Trade $541.0 4.6% Retail Trade $527.2 4.5% Real Estate and Rental and Leasing $493.6 4.2% Construction $485.8 4.2% Professional, Scientific, and Technical Services $316.5 2.7% Accommodation and Food Services $313.6 2.7% Other Services (except Public Administration) $269.0 2.3% Transportation and Warehousing $224.3 1.9% Administrative and Support and Waste Management and Remediation Services$179.0 1.5% Agriculture, Forestry, Fishing and Hunting $103.8 0.9% Arts, Entertainment, and Recreation $102.1 0.9% Information $62.9 0.5% Management of Companies and Enterprises $62.9 0.5% Educational Services $42.3 0.4% Utilities $24.9 0.2% Public Administration $16.7 0.1% Mining, Quarrying, and Oil and Gas Extraction $14.2 0.1% Total $7,601.4 65.0% 1 C&I and Owner Occupied CRE Loans by Sector 1Life insurance premium finance represents $1,191M or 49% of Finance and Insurance NAICS balance. 2Excludes investor CRE loans secured by collateral not classified as investor CRE. Investor CRE Loans by Property Type2 Sponsor Finance Detail (Balances included in table at left) % Balance of Total Property Type ($M) Loans Retail $565.7 4.8% Office/Professional/Showroom $552.9 4.7% Hotel / Motel - National Flag $508.5 4.3% Multi Family $401.1 3.4% Industrial/Warehouse $342.9 2.9% Mini-Warehouse/Self-storage $169.7 1.5% Not Elsewhere Classified - Special Purpose $152.3 1.3% Hotel / Motel - Non-Flag $66.8 0.6% Convenience Store/Gas Station $55.0 0.5% Senior Housing $43.8 0.4% Mobile Home Park $14.8 0.1% Total $2,873.5 24.6%

34 Office CRE (Non-owner Occupied) Total $578.0 million Office CRE Loans by Location Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.47 15 $ 219.2 $ 14.6 $5-10 Million 5.21 14 97.2 6.9 $2-5 Million 5.38 48 154.5 3.2 < $2 Million 5.33 196 107.1 0.5 Total 5.34 273 $ 578.0 $ 2.1 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $51.2 million unfunded commitments 34

35 Interest Rate Sensitivity Projected Annual Percentage Change in Net Interest Income from Parallel Rate Shock1 (6.7%) (3.5%) 3.6% 7.0% -200 bps -100 bps +100 bps +200 bps 1The Company determines the sensitivity of its short-term future earnings to hypothetical parallel rate shocks through the use of simulation modeling. The simulation of earnings includes the modeling of the balance sheet as an ongoing entity. Future business assumptions involving administered rate products, prepayments for future rate-sensitive balances, and the reinvestment of maturing assets and liabilities are included. These items are then modeled to project net interest income based on a hypothetical change in interest rates. The resulting net interest income for the next 12-month period is compared to the net interest income amount calculated using flat rates. This difference represents the Company’s earnings sensitivity to a positive or negative parallel rate shock.

36 Certain Updates Since March 31st • Subsequent to quarter-end, the Company executed a small repositioning of its available-for-sale (AFS) securities portfolio to improve profitability • Approximately $179 million (book balance) of AFS securities yielding 3.13% (tax equivalent) were sold, with proceeds reinvested into securities yielding approximately 5.20% (tax equivalent) • The repositioning generated a pre-tax loss of approximately $6 million, which was offset by a combined pre-tax gain of approximately $4.4 million on the sale of real estate and Visa Class B common stock which we completed in the second quarter • On an annualized run-rate basis, the combined transactions are expected to increase net interest margin by approximately 2 bps and earnings per share by approximately $0.07 Securities Repositioning Share Repurchase Activity1 • Subsequent to quarter-end, the Company has repurchased approximately 300,000 shares at a weighted-average price of $59.41, for an aggregate of approximately $17.8 million • Approximately 331,000 shares remain available under the Company's existing repurchase authorization 1Data as of June 2, 2026. Fed Member Bank • Subsequent to quarter-end, Enterprise Bank & Trust became a member of the Federal Reserve System, transitioning its primary federal regulator from the FDIC to the Federal Reserve Board

37 The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, tangible common equity to tangible assets ratio, PPNR, PPNR ROAA, allowance for coverage ratio adjusted for guaranteed loans, ROATCE, tangible book value per common share, and core efficiency ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, tangible common equity to tangible assets ratio, PPNR, PPNR ROAA, allowance for coverage ratio adjusted for guaranteed loans, ROATCE, tangible book value per common share, and core efficiency ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, core conversion expenses, merger- related expenses, branch closure expenses, accrued insurance proceeds anticipated to be received as a result of recaptured tax credits, and the gain or loss on other real estate owned and investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Use of Non-GAAP Financial Measures

38 PPNR & PPNR ROAA Reconciliation of Non-GAAP Financial Measures Year ended ($ in thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 Net interest income $ 626,738 $ 568,096 $ 562,592 $ 473,903 Noninterest income 113,123 69,703 68,725 59,162 FDIC special assessment (652) 625 2,412 — Core conversion expense — 4,868 — — Acquisition costs 3,675 — — — Less gain on sale of investment securities 49 — 601 — Less net gain (loss) on other real estate owned 6,255 3,089 187 (93) Less insurance recoveries1 32,112 — — — Less noninterest expense 429,807 385,047 348,186 274,216 PPNR (non-GAAP) 274,661 255,156 284,755 258,942 Average assets $ 16,199,003 $ 14,841,690 $ 13,805,236 $ 13,319,624 ROAA (GAAP) 1.24% 1.25% 1.41% 1.52 % PPNR ROAA (non-GAAP) 1.70% 1.72% 2.06% 1.94% 1Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

39 Reconciliation of Non-GAAP Financial Measures At ($ in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY, TOTAL ASSETS TO TANGIBLE ASSETS, TANGIBLE BOOK VALUE PER COMMON SHARE, AND TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Stockholders’ equity (GAAP) $ 2,022,204 $ 2,039,386 $ 1,982,332 $ 1,922,899 $ 1,868,073 Less preferred stock 71,988 71,988 71,988 71,988 71,988 Less goodwill 416,968 416,968 365,164 365,164 365,164 Less intangible assets 19,525 21,175 6,140 6,876 7,628 Tangible common equity (non-GAAP) $ 1,513,723 $ 1,529,255 $ 1,539,040 $ 1,478,871 $ 1,423,293 Common shares outstanding 36,581 36,965 37,011 36,950 36,928 Tangible book value per common share (non-GAAP) $ 41.38 $ 41.37 $ 41.58 $ 40.02 $ 38.54 Total assets (GAAP) $ 17,227,828 $ 17,300,884 $ 16,402,405 $ 16,076,299 $ 15,676,594 Less goodwill 416,968 416,968 365,164 365,164 365,164 Less intangible assets 19,525 21,175 6,140 6,876 7,628 Tangible assets (non-GAAP) $ 16,791,335 $ 16,862,741 $ 16,031,101 $ 15,704,259 $ 15,303,802 Tangible common equity to tangible assets (non-GAAP) 9.01% 9.07% 9.60% 9.42% 9.30%

40 Reconciliation of Non-GAAP Financial Measures Quarter ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 ADJUSTED DILUTED EARNINGS PER SHARE Net income (GAAP) $ 49,362 $ 54,794 $ 45,235 $ 51,384 $ 49,961 FDIC special assessment (after tax) — (488) — — — Acquisition costs (after tax) — 1,742 549 462 — Less net gain (loss) on sale of investment securities (after tax) — (43) — — 80 Less net gain (loss) on OREO (after tax) (221) 4,621 5 42 17 Net income adjusted (non-GAAP) $ 49,583 $ 51,470 $ 45,779 $ 51,804 $ 49,864 Less preferred stock dividends 938 937 938 937 938 Net income available to common stockholders adjusted (non-GAAP) $ 48,645 $ 50,533 $ 44,841 $ 50,867 $ 48,926 Average diluted common shares 37,152 37,265 37,333 37,172 37,287 Diluted earnings per share (GAAP) $ 1.30 $ 1.45 $ 1.19 $ 1.36 $ 1.31 Adjusted diluted earnings per share (non-GAAP) $ 1.31 $ 1.36 $ 1.20 $ 1.37 $ 1.31 ($ in thousands, except per share)

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended March 31, 2026	Quarter ended December 31, 2025	Last twelve months ended March 31, 2026	Year ended December 31, 2025	Year ended December 31, 2024
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)					
Average stockholder's equity (GAAP)	$ 2,076,504	$ 2,022,472	$ 1,992,298	$ 1,939,494	$ 1,784,175
Less average preferred stock	71,988	71,988	71,988	71,988	71,988
Less average goodwill	416,968	414,858	390,539	377,690	365,164
Less average intangible assets	20,419	11,173	11,332	8,238	10,329
Average tangible common equity (non-GAAP)	$ 1,567,129	$ 1,524,453	$ 1,518,439	$ 1,481,578	$ 1,336,694
Net income available to common stockholders (GAAP)	$ 48,424	$ 53,857	$ 197,025	$ 197,624	$ 181,516
ROATCE (non-GAAP)	12.53%	14.02%	12.98%	13.34%	13.58%

($ in thousands)	Quarter ended March 31, 2026	Quarter ended December 31, 2025	Last twelve months ended March 31, 2026
PRE-PROVISION NET REVENUE (PPNR) AND PPNR RETURN ON AVERAGE ASSETS (PPNR ROAA)			
Net interest income (GAAP)	$ 166,147	$ 168,174	$ 645,369
Noninterest income (GAAP)	19,088	25,412	113,728
FDIC special assessment	—	(652)	(652)
Acquisition costs	—	2,548	3,675
Less net loss on sale of investment securities	—	(57)	(57)
Less net gain (loss) on other real estate owned	(295)	6,169	5,937
Less insurance recoveries[1]	—	—	32,112
Less noninterest expense (GAAP)	115,137	114,532	445,161
PPNR (non-GAAP)	$ 70,393	$ 74,838	$ 278,967
Average assets	$ 17,311,103	$ 17,099,429	$ 16,612,085
PPNR ROAA (non-GAAP)	1.65%	1.74%	1.68%

[1]Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

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Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
CORE EFFICIENCY RATIO					
Net interest income (GAAP)	$ 166,147	$ 168,174	$ 158,286	$ 152,762	$ 147,516
Tax-equivalent adjustment	3,320	3,477	3,045	2,738	2,475
Noninterest income (GAAP)	19,088	25,412	48,624	20,604	18,483
Less insurance recoveries[1]	—	—	32,112	—	—
Less net gain (loss) on sale of investment securities	—	(57)	—	—	106
Less net gain (loss) on other real estate owned	(295)	6,169	7	56	23
Core revenue (non-GAAP)	$ 188,850	$ 190,951	$ 177,836	$ 176,048	$ 168,345
Noninterest expense (GAAP)	$ 115,137	$ 114,532	$ 109,790	$ 105,702	$ 99,783
Less FDIC special assessment	—	(652)	—	—	—
Less amortization on intangibles	1,400	1,380	736	753	855
Less acquisition costs	—	2,548	609	518	—
Core noninterest expense (non-GAAP)	$ 113,737	$ 111,256	$ 108,445	$ 104,431	$ 98,928
Core efficiency ratio (non-GAAP)	60.2 %	58.3 %	61.0 %	59.3 %	58.8 %

($ in thousands)	At March 31, 2026	December 31, 2025	March 31, 2025
ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS			
Loans (GAAP)	$ 11,692,780	$ 11,800,338	$ 11,298,763
Less guaranteed loans	935,409	960,132	942,651
Adjusted loans (non-GAAP)	$ 10,757,371	$ 10,840,206	$ 10,356,112
Allowance for credit losses	$ 142,064	$ 140,022	$ 142,944
Allowance for credit losses/loans (GAAP)	1.21 %	1.19 %	1.27 %
Allowance for credit losses/adjusted loans (non-GAAP)	1.32 %	1.29 %	1.38 %

[1]*Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.*

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